Exhibit 99.1

ROHM AND HAAS ION EXCHANGE RESINS AND BASIN WATER FORM ALLIANCE TO SERVE GROUNDWATER AND SELECT WATER TREATMENT MARKETS

IN U.S. AND CANADA

Philadelphia, PA, and Rancho Cucamonga, CA, November 14, 2007— Rohm and Haas Company (NYSE:ROH -News) and Basin Water, Inc. (Nasdaq:BWTR - News) today announced the formation of an exclusive Alliance that brings together the technologies, the R&D strength and the global infrastructure of Rohm and Haas Ion Exchange Resins with the systems design, deployment and operating strengths of Basin Water. The Alliance will address the need for quality water across a broad range of market segments in the United States and Canada. Initially serving the potable water market, the Alliance will also focus on developing new technology to address other groundwater treatment issues, produced water from oil and gas operations, and emerging water recovery applications. New offerings for the potable water market will be jointly developed to include media for the selective removal of inorganic contaminants, synthetic organics, such as MTBE and 1,2,3-TCP, and nitrate destruction/brine recycle technology.

The Alliance will be marketed via the Basin Water business model that provides guaranteed performance and guaranteed costs over the lifetime of a project. As part of the Alliance, Basin Water will have exclusive access to Rohm and Haas ion exchange resin technology for selected markets. Rohm and Haas will continue to offer its Advanced Amberpack™ System and Amberlite™ PW line of resins for drinking water markets outside of the Alliance territory and for traditional industrial water treatment markets globally.

According to Michael M. Stark, President and COO of Basin Water, the Alliance with Rohm and Haas will enhance Basin Water’s ability to provide reliable, quality supplies of water to its traditional markets and will energize the company’s move toward offering new technologies that will provide water solutions in a growing base of applications. “Rohm and Haas is one of the world’s leading-edge companies in water treatment technology. We are excited at the opportunity to work with them in putting that technology to work for our customers,” he said. “By engaging in this Alliance, Basin Water gains immediate access to technology and an R&D infrastructure that would have taken us years to develop by ourselves. Together, the Alliance will represent a new concept in delivering solutions to the growing need for quality water in both the public and private sector with an evolving array of state-of-the-art technologies. We believe the market will find this offering very appealing,” he added.

Kim Ann Mink, Vice President and Global General Manager for Rohm and Haas Ion Exchange Resins, adds, “Through this Alliance with Basin Water, we now have a strong, reliable channel through which we can expand our depth and breadth of technologies to improve drinking water and to manage the residuals associated with the treatment process. Together, I am confident we can deliver to the market new solutions for many pressing water treatment challenges.”

Markets not covered under the Alliance include point-of-use drinking water devices, domestic and light commercial water conditioning and traditional industrial markets, including electrical power generation, ultrapure water and boiler water feed systems.

About Rohm and Haas Company

Leading the way since 1909, Rohm and Haas is a global pioneer in the creation and development of innovative technologies and solutions for the specialty materials industry. The company’s technologies are found in a wide range of industries including: Building and Construction, Electronics and Electronic Devices, Household Goods and Personal Care,

Packaging and Paper, Transportation, Pharmaceutical and Medical, Water, Food and Food Related, and Industrial Process. Innovative Rohm and Haas technologies and solutions help to improve life every day, around the world. Based in Philadelphia, PA, the company generated annual sales of approximately $8.2 billion in 2006. Visit www.rohmhaas.com for more information. imagine the possibilities™

About Rohm and Haas Ion Exchange Resins

For more than 60 years, Rohm and Haas has been a leading developer and manufacturer of premium ion exchange resins, adsorbents and polymeric catalysts. These products are used to purify fluids, isolate and recover active ingredients, and catalyze organic reactions. Rohm and Haas’ extensive know-how in polymer chemistry enables the development of innovative, functionalized polymers servicing a variety of industries and applications including; electrical power generation, semiconductor fabrication, pharmaceutical manufacture and formulations, chemical and petrochemical processing, food and beverage purification, and the production of potable water.

About Basin Water

Basin Water, Inc. is a provider of reliable, long-term process solutions for a range of clients, which includes designing, building and implementing systems for the treatment of contaminated groundwater as well as waste reduction and resource recovery. Basin Water employs treatment technologies including its own proprietary, scalable ion-exchange wellhead treatment system, along with a host of other treatment technologies designed to meet customer needs in an efficient, flexible and cost effective manner. Additional information may be found on the company’s web site: www.basinwater.com.

Forward Looking Statements

Basin Water Forward Looking Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including expectations relating to future revenues and income, the company’s ability to gain new business and control costs, involve risks and uncertainties, as well as assumptions that, if they prove incorrect or never materialize, could cause the results of the company to differ materially from those expressed or implied by such forward-looking statements. Actual results may differ materially from these expectations due to various risks and uncertainties, including: the company’s limited operating history, significant operating losses associated with certain of the company’s contracts, the company’s ability to identify and consummate acquisition opportunities that improve the company’s revenues and profitability, significant fluctuations in its revenues from period to period, its ability to effectively manage its growth, the success of the company’s strategic partners, its long sales cycles, market acceptance of its technology, the geographic concentration of its operations and customers, its ability to meet customer demands and compete technologically, the company’s ability to protect its intellectual property, regulatory approvals of the company’s systems, changes in governmental regulation that may affect the water industry, particularly with respect to environmental laws, the company’s ability to attract and retain qualified personnel and management members and the company’s ability to manage its capital to meet future liquidity needs and the timing of the company’s stock repurchases, if any. More detailed information about these risks and uncertainties are contained in the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10Q. The company assumes no obligation to update these forward-looking statements to reflect any change in future events.

Rohm and Haas Company Forward Looking Statement

This release includes forward-looking statements. Actual results could vary materially, due to changes in current expectations. The forward-looking statements contained in this announcement concerning the formation of an alliance, development of products and services, demand for products and services, sales and earnings forecasts, and actions that may be taken to improve financial performance, involve risks and uncertainties and are subject to change based on various factors, including the cost of raw materials, natural gas, and other energy sources, and the ability to achieve price increases to offset such cost increases, development of operational efficiencies, changes in foreign currencies, changes in interest rates, the continued timely development and acceptance of new products and services, the impact of competitive products and pricing and the impact of tax and other legislation and regulation in the jurisdictions in which the company operates. Further information about these risks can be found in the company’s SEC 10-K filing of February 28, 2007.

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CONTACT: Basin Water, Inc.

Michael M. Stark

909-481-6800

www.basinwater.com

CONTACT: Rohm and Haas

Shari Samuels

ssamuels@rohmhaas.com

215-619-5457

www.rohmhaas.com

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